UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2021

PLAYA HOTELS & RESORTS N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	1-38012	98-1346104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nieuwezijds Voorburgwal 104 1012 SG Amsterdam, the Netherlands	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: Tel: +31 6 82 55 84 30

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary Shares, €0.10 par value	PLYA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Playa Hotels & Resorts N.V. (the “Company”) held its annual general meeting of shareholders (the “AGM”) on Tuesday, June 29, 2021, at 4:00 p.m., Central European Summer Time, in Amsterdam, the Netherlands. The results of the matters voted upon at the Company’s AGM are set forth below.

(1)	The following nominees were elected as directors to serve one-year terms:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Bruce D. Wardinski[1]	122,373,390	393,370	279,969	21,213,240
Charles Floyd	119,615,172	3,132,029	299,528	21,213,240
Richard B. Fried	119,798,463	2,948,823	299,443	21,213,240
Hal Stanley Jones	120,750,680	1,994,345	301,704	21,213,240
Mahmood Khimji	121,794,652	923,277	328,700	21,213,240
Elizabeth Lieberman	122,389,581	347,819	309,329	21,213,240
Maria Miller	122,409,886	328,514	308,329	21,213,240
Leticia Navarro	122,157,362	582,223	307,144	21,213,240
Karl Peterson	115,741,957	7,005,750	299,022	21,213,240

[1]	All nominees were elected as non-executive directors except for Mr. Wardinski, who was elected as sole executive director.

(2)	The shareholders approved the adoption of the Company’s Dutch Statutory Annual Accounts for the fiscal year ended December 31, 2020:

Votes For	Votes Against	Abstain	Broker Non-Votes
143,562,574	4,300	693,095	—

(3)	The shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstain	Broker Non-Votes
143,974,532	13,670	271,767	—

(4)	The shareholders approved the instruction to Deloitte Accountants B.V. for the audit of the Company’s Dutch Statutory Annual Accounts for the fiscal year ending December 31, 2021:

Votes For	Votes Against	Abstain	Broker Non-Votes
143,971,354	14,905	273,710	—

(5)	The shareholders approved the non-binding, advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstain	Broker Non-Votes
119,535,982	2,466,969	1,043,778	21,213,240

(6)	The shareholders approved the discharge of our directors from liability for the year ended December 31, 2020:

Votes For	Votes Against	Abstain	Broker Non-Votes
121,751,842	87,952	1,206,935	21,213,240

(7)	The shareholders approved the authorization of the board of directors to acquire shares in the capital of the Company:

Votes For	Votes Against	Abstain	Broker Non-Votes
127,059,773	16,885,675	314,521	—

(8)(a)

The shareholders approved the delegation to the board of directors of the authority to issue shares and grant rights to subscribe for shares in the capital of the Company and to limit or exclude pre-emptive rights for 10% of the Company’s issued share capital:

Votes For	Votes Against	Abstain	Broker Non-Votes
116,335,878	6,427,945	282,906	21,213,240

(8)(b)

The shareholders approved the delegation to the board of directors of the authority to issue shares and grant rights to subscribe for shares in the capital of the Company and to limit or exclude pre-emptive rights for an additional 10% of the Company’s issued share capital:

Votes For	Votes Against	Abstain	Broker Non-Votes
101,510,968	21,257,109	278,652	21,213,240

(9)	The non-binding, advisory vote to consider the frequency of the shareholders’ non-binding, advisory vote on the compensation of the Company’s named executive officers was approved as follows:

Votes For Every Year	Votes for Every Two Years	Votes for Every Three Years	Abstain
117,550,478	25,455	1,605,941	3,864,855

Based on the results of the vote, and consistent with the recommendation of the Company’s board of directors, the Company has determined to hold a non-binding advisory vote regarding the compensation of its named executive officers every year until the next required non-binding advisory vote on the frequency of holding future votes regarding the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAYA HOTELS & RESORTS N.V.

Date: July 1, 2021	By:	/s/ Tracy M.J. Colden
Tracy M.J. Colden
EVP & General Counsel